UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 7044

The Dreyfus Socially Responsible Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured  Not Bank-Guaranteed  May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

17	Financial Highlights

19	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Important Tax Information

29	Information About the Review and Approval of the Fund’s Investment Advisory Agreement

34	Board Members Information

36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

The Dreyfus Socially Responsible
Growth Fund, Inc.

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 2008, through December 31, 2008.

2008 was the most difficult year in decades for the economy and stock market.A credit crunch that originated in 2007 in the U.S. sub-prime mortgage market exploded in mid-2008 into a global financial crisis, resulting in the failures of major financial institutions, a deep and prolonged recession and lower investment values across a broad range of asset classes. Governments and regulators throughout the world moved aggressively to curtail the damage, implementing unprecedented reductions of short-term interest rates, massive injections of liquidity into the banking system, government bailouts of struggling companies and plans for massive economic stimulus programs.

Although we expect the U.S. and global economies to remain weak until longstanding imbalances have worked their way out of the system, the financial markets currently appear to have priced in investors’ generally low expectations.In previous recessions,however,the markets have tended to anticipate economic improvement before it occurs, potentially leading to major rallies when few expected them.That’s why it makes sense to remain disciplined, maintain a long-term perspective and adopt a consistent asset allocation strategy that reflects one’s future goals and attitudes toward risk.As always, we urge you to consult with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation January 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2008, through December 31, 2008, as provided by John O’Toole and Jocelin Reed, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2008, The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of –34.42%, and the fund’s Service shares produced a total return of –34.58% .1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of –36.99% for the same period.2

A deepening recession and an expanding financial crisis produced the steepest one-year percentage drop in the S&P 500 Index since the 1930s. Declining equity prices took a substantial toll on the fund’s performance as well. However, relatively good returns in the hard-hit financial sector enabled the fund to produce higher returns than its benchmark.

The Fund’s Investment Approach

The fund seeks capital growth,with current income as a secondary objective. To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we begin by using quantitative research to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates.We then evaluate potential purchase candidates by industry or sector, to determine whether the company meets the fund’s socially responsible investment criteria.

We next select investments from those companies that we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that we consider to have records that exhibit positive accomplishments in the fund’s areas of social concern.

The fund normally focuses on large-cap growth stocks; however, we may emphasize different types of growth-oriented stocks and different market capitalizations within the large-capitalization range as market

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

conditions warrant.The fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

Limited Exposure to Hard-Hit Financial Stocks

During the reporting period, every market sector in the S&P 500 Index experienced double-digit declines amid a slowing U.S. economy and intensifying global financial crisis.The S&P 500 Index’s financial sector was amongst the hardest hit, with its market capitalization shrinking by more than half. Several major investment banks and lending institutions were driven out of business or to the brink of bankruptcy by their exposure to troubled securitized mortgage instruments.

The fund held underweighted exposure to the troubled financial sector overall and held relatively few positions among the individual banks, insurers and mortgage agencies that were at the epicenter of the credit crisis. Among insurers, for example, the fund steered away from life insurance companies burdened by long-term annuity-related liabilities. Instead, we emphasized property and casualty insurers with more modest exposure to securitized mortgage instruments, such as The Travelers Companies, Inc. and The Chubb Corporation.

The fund also outperformed its benchmark in the industrials sector. Relatively strong stock selections, such as United Technologies and Emerson Electric, experienced milder declines than the benchmark’s industrials component.The fund’s relatively strong performers in other sectors included beverage producer Hansen Natural Corporation, management consulting firm Accenture, and biotechnology giants Amgen and Genzyme.

Disappointing Returns Among Energy Stocks

The fund lost ground relative to its benchmark in the energy sector, where oil services providers, such as ENSCO International and Noble, and natural gas oriented producers, such as EnCana and Nexen, suffered when commodity prices declined over the second half of 2008. Weak holdings in other areas included Internet services provider Google and media giant News Corporation, which were hurt by declining advertising revenue. News Corporation was sold during the reporting period.

Positioned for a Rebound in Growth Stocks

We believe that our growth-oriented investment approach positions the fund to benefit from an eventual economic recovery. Historically,

such recoveries often have been led by growth-oriented equities. At the same time, in light of current economic pressures, we have focused on companies with earnings prospects in which we have a high level of confidence.As of year-end, we have found a number of such investment opportunities in the information technology and, to a lesser extent, consumer discretionary sectors.We currently see fewer opportunities among financial and energy-related stocks.

A Wide Range of Socially Responsible Investment Opportunities

Two recently established positions in the energy sector illustrate the breadth of companies that meet the fund’s socially responsible investment criteria. One, electrical system and component manufacturer Woodward Governor, produces power generation equipment, including systems designed to capitalize on alternative energy sources and enhance efficiency. The other, utility WGL Holdings, is distinguished by its reliance on relatively clean-burning natural gas, its efforts to improve energy efficiency and its willingness to explore alternative energy sources,such as wind.While these two companies are very different entities, both exhibit strongly positive environmental profiles, and both have produced sustainable earnings growth through many cycles, making them attractive investments in today’s economic climate.

For further information regarding the fund’s approach to socially responsible investing, please consult the fund’s prospectus.

January 15, 2009

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of The Dreyfus Socially Responsible Growth Fund, Inc. made available through insurance products may be similar to other funds/portfolios managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund/portfolio.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

Average Annual Total Returns as of 12/31/08
	1 Year	5 Years	10 Years

Initial shares	(34.42)%	(3.21)%	(3.76)%
Service shares	(34.58)%	(3.45)%	(3.96)%

The data for Service shares includes the results of Initial shares for the period prior to December 31, 2000 (inception date of Service shares). Actual Service shares’ average annual total return and hypothetical growth results would have been lower. See notes below.

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of The Dreyfus Socially Responsible Growth Fund, Inc. on 12/31/98 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.The performance figures for Service shares reflect the performance of the fund’s Initial shares from their inception date through December 30, 2000, and the performance of the fund’s Service shares from December 31, 2000 (inception date of Service shares) to December 31, 2008 (blended performance figures).The blended performance figures have not been adjusted to reflect the higher operating expenses of the Service shares. If these expenses had been reflected, the blended performance figures would have been lower.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fund fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from July 1, 2008 to December 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 3.79	$ 4.86
Ending value (after expenses)	$713.60	$712.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2008

	Initial Shares	Service Shares

Expenses paid per $1,000†	$ 4.47	$ 5.74
Ending value (after expenses)	$1,020.71	$1,019.46

  Expenses are equal to the fund’s annualized expense ratio of .88% for Initial shares and 1.13% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS December 31, 2008

Common Stocks—99.5%	Shares	Value ($)

Computers—6.4%
Apple	47,050 [a]	4,015,718
International Business Machines	96,200	8,096,192
		12,111,910
Consumer Discretionary—9.2%
Choice Hotels International	55,325 [b]	1,663,069
Coach	88,400 [a]	1,836,068
DeVry	24,850	1,426,638
Gap	168,725	2,259,228
McDonald’s	39,550	2,459,614
NIKE, Cl. B	52,275	2,666,025
TJX Cos.	76,650	1,576,690
Walt Disney	122,100	2,770,449
Weight Watchers International	28,500	838,470
		17,496,251
Consumer Staples—12.8%
Bare Escentuals	44,050 [a]	230,381
Costco Wholesale	71,575	3,757,687
Hansen Natural	77,450 [a,b]	2,596,898
Kimberly-Clark	59,950	3,161,763
PepsiCo	125,175	6,855,835
Procter & Gamble	100,575	6,217,546
SYSCO	63,825	1,464,145
		24,284,255
Energy—8.5%
Anadarko Petroleum	30,175	1,163,246
Apache	18,000	1,341,540
Cimarex Energy	54,825	1,468,213
EnCana	22,550 [b]	1,048,124
ENSCO International	47,825	1,357,752
Nexen	94,025 [b]	1,652,959
Noble	100,625	2,222,806
Pioneer Natural Resources	67,650	1,094,577
Schlumberger	31,750	1,343,977
SEACOR Holdings	26,850 [a,b]	1,789,552
Talisman Energy	177,000 [b]	1,768,230
		16,250,976

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Financial—6.3%
Aflac	35,600	1,631,904
Bank of Hawaii	22,100	998,257
BlackRock	15,450 [b]	2,072,617
Chubb	41,125	2,097,375
Cullen/Frost Bankers	17,400	881,832
Dun & Bradstreet	18,750	1,447,500
Travelers Cos.	43,500	1,966,200
Wells Fargo & Co.	31,950	941,886
		12,037,571
Health Care—14.9%
Aetna	71,075	2,025,637
Alcon	15,025	1,340,080
Amgen	77,050 [a]	4,449,637
AstraZeneca, ADR	43,100 [b]	1,768,393
Becton, Dickinson & Co.	58,525	4,002,525
Genzyme	66,150 [a]	4,390,375
Johnson & Johnson	79,000	4,726,570
Novartis, ADR	23,175	1,153,188
WellPoint	78,050 [a]	3,288,246
Zimmer Holdings	29,625 [a]	1,197,443
		28,342,094
Industrial—14.0%
3M	47,450	2,730,273
Danaher	26,500	1,500,165
Donaldson	23,100 [b]	777,315
Ecolab	20,000	703,000
Emerson Electric	163,650	5,991,227
Equifax	39,025	1,034,943
Fluor	25,150	1,128,481
Herman Miller	87,250	1,136,868
Nordson	24,750 [b]	799,178
Rockwell Collins	66,950	2,617,076
Ryder System	21,075	817,289
United Technologies	99,825	5,350,620
Wabtec	22,750 [b]	904,313

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Woodward Governor	43,975	1,012,305
		26,503,053
Materials—3.5%
Air Products & Chemicals	36,250	1,822,288
Molex	75,900	1,099,791
Nucor	36,625	1,692,075
Praxair	33,000	1,958,880
		6,573,034
Technology—20.3%
Accenture, Cl. A	86,375	2,832,236
Applied Materials	151,650	1,536,215
Cisco Systems	250,650 [a]	4,085,595
DreamWorks Animation SKG, Cl. A	54,000 [a]	1,364,040
EMC	172,600 [a]	1,807,122
Google, Cl. A	12,175 [a]	3,745,639
Intel	118,925	1,743,441
MasterCard, Cl. A	13,125 [b]	1,875,956
Microsoft	401,650	7,808,076
National Semiconductor	107,200	1,079,504
Oracle	88,500 [a]	1,569,105
QUALCOMM	104,350	3,738,861
STMicroelectronics (New York Shares)	84,625	562,756
Symantec	79,050 [a]	1,068,756
Texas Instruments	193,825	3,008,164
Xerox	91,250	727,263
		38,552,729
Telecommunication Services—.8%
Windstream	158,600	1,459,120
Utilities—2.8%
Pinnacle West Capital	50,650	1,627,385
Sempra Energy	64,450	2,747,504
WGL Holdings	27,175	888,351
		5,263,240
Total Common Stocks
(cost $234,527,597)		188,874,233

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $446,000)	446,000 [c]	446,000

Investment of Cash Collateral
for Securities Loaned—5.6%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $10,536,779)	10,536,779 [c]	10,536,779

Total Investments (cost $245,510,376)	105.3%	199,857,012
Liabilities, Less Cash and Receivables	(5.3%)	(10,036,096)
Net Assets	100.0%	189,820,916

ADR—American Depository Receipts

a	Non-income producing security.

b	All or a portion of these securities are on loan.At December 31, 2008, the total market value of the fund’s securities on loan is $10,262,923 and the total market value of the collateral held by the fund is $10,536,779.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Technology	20.3	Financial	6.3
Health Care	14.9	Money Market Investments	5.8
Industrial	14.0	Materials	3.5
Consumer Staples	12.8	Utilities	2.8
Consumer Discretionary	9.2	Telecommunication Services	.8
Energy	8.5
Computers	6.4		105.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,262,923)—Note 1(b):
Unaffiliated issuers	234,527,597	188,874,233
Affiliated issuers	10,982,779	10,982,779
Cash		63,205
Receivable for investment securities sold		392,020
Dividends and interest receivable		377,512
Receivable for shares of Common Stock subscribed		20,390
		200,710,139

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		137,285
Liability for securities on loan—Note 1(b)		10,536,779
Payable for shares of Common Stock redeemed		103,055
Accrued expenses		112,104
		10,889,223

Net Assets ($)		189,820,916

Composition of Net Assets ($):
Paid-in capital		418,205,363
Accumulated undistributed investment income—net		1,921,172
Accumulated net realized gain (loss) on investments		(184,652,255)
Accumulated net unrealized appreciation
(depreciation) on investments		(45,653,364)

Net Assets ($)		189,820,916

Net Asset Value Per Share
	Initial Shares	Service Shares

Net Assets ($)	184,812,857	5,008,059
Shares Outstanding	9,306,001	254,080

Net Asset Value Per Share ($)	19.86	19.71

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Investment Income ($):
Income:
Cash dividends (net of $45,595 foreign taxes withheld at source):
Unaffiliated issuers	4,119,958
Affiliated issuers	27,512
Income from securities lending	82,899
Total Income	4,230,369
Expenses:
Investment advisory fee—Note 3(a)	2,020,470
Professional fees	108,664
Prospectus and shareholders’ reports	72,188
Custodian fees—Note 3(c)	31,887
Shareholder servicing costs—Note 3(c)	24,441
Distribution fees—Note 3(b)	17,789
Directors’ fees and expenses—Note 3(d)	5,461
Loan commitment fees—Note 2	4,128
Interest expense—Note 2	379
Miscellaneous	21,092
Total Expenses	2,306,499
Less—reduction in fees due to earnings credits—Note 1(b)	(150)
Net Expenses	2,306,349
Investment Income—Net	1,924,020

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(5,535,657)
Net unrealized appreciation (depreciation) on investments	(103,155,450)
Net Realized and Unrealized Gain (Loss) on Investments	(108,691,107)
Net (Decrease) in Net Assets Resulting from Operations	(106,767,087)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations ($):
Investment income—net	1,924,020	2,101,645
Net realized gain (loss) on investments	(5,535,657)	11,483,091
Net unrealized appreciation
(depreciation) on investments	(103,155,450)	14,439,012
Net Increase (Decrease) in Net Assets
Resulting from Operations	(106,767,087)	28,023,748

Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,021,732)	(1,943,866)
Service Shares	(31,418)	(31,270)
Total Dividends	(2,053,150)	(1,975,136)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	12,630,551	12,658,980
Service Shares	811,221	762,545
Dividends reinvested:
Initial Shares	2,021,732	1,943,866
Service Shares	31,418	31,270
Cost of shares redeemed:
Initial Shares	(55,187,880)	(83,100,413)
Service Shares	(1,903,000)	(4,016,664)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(41,595,958)	(71,720,416)
Total Increase (Decrease) in Net Assets	(150,416,195)	(45,671,804)

Net Assets ($):
Beginning of Period	340,237,111	385,908,915
End of Period	189,820,916	340,237,111
Undistributed investment income—net	1,921,172	2,060,658

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2008	2007

Capital Share Transactions:
Initial Shares
Shares sold	484,731	425,875
Shares issued for dividends reinvested	73,812	67,825
Shares redeemed	(2,115,136)	(2,796,135)
Net Increase (Decrease) in Shares Outstanding	(1,556,593)	(2,302,435)

Service Shares
Shares sold	30,883	25,792
Shares issued for dividends reinvested	1,154	1,098
Shares redeemed	(72,946)	(134,965)
Net Increase (Decrease) in Shares Outstanding	(40,909)	(108,075)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

Initial Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	30.50	28.45	26.08	25.17	23.79
Investment Operations:
Investment income—net[a]	.19	.17	.13	.03	.09
Net realized and unrealized
gain (loss) on investments	(10.64)	2.04	2.27	.88	1.39
Total from Investment Operations	(10.45)	2.21	2.40	.91	1.48
Distributions:
Dividends from investment income—net	(.19)	(.16)	(.03)	—	(.10)
Net asset value, end of period	19.86	30.50	28.45	26.08	25.17

Total Return (%)	(34.42)	7.78	9.20	3.62	6.21

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85	.82	.83	.81	.82
Ratio of net expenses
to average net assets	.85[b]	.82	.83	.81	.82
Ratio of net investment income
to average net assets	.72	.58	.50	.10	.38
Portfolio Turnover Rate	31.74	22.71	32.19	94.99	55.54

Net Assets, end of period ($ x 1,000)	184,813	331,313	374,537	418,916	488,994

a	Based on average shares outstanding at each month end.

b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Service Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	30.25	28.21	25.90	25.06	23.69
Investment Operations:
Investment income (loss)—net[a]	.12	.10	.07	(.04)	.04
Net realized and unrealized
gain (loss) on investments	(10.55)	2.02	2.24	.88	1.37
Total from Investment Operations	(10.43)	2.12	2.31	.84	1.41
Distributions:
Dividends from investment income—net	(.11)	(.08)	—	—	(.04)
Net asset value, end of period	19.71	30.25	28.21	25.90	25.06

Total Return (%)	(34.58)	7.49	8.96	3.35	5.94

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.07	1.08	1.06	1.06
Ratio of net expenses
to average net assets	1.10[b]	1.07	1.08	1.06	1.06
Ratio of net investment income
(loss) to average net assets	.47	.33	.25	(.15)	.17
Portfolio Turnover Rate	31.74	22.71	32.19	94.99	55.54

Net Assets, end of period ($ x 1,000)	5,008	8,924	11,372	12,311	13,492

a	Based on average shares outstanding at each month end.

b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide capital growth, with current income as a secondary goal, through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the funds’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the shareholder services plan, the distribution plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	199,857,012	0
Level 2—Other Significant
Observable Inputs	0	0
Level 3—Significant
Unobservable Inputs	0	0
Total	199,857,012	0

  Other financial instruments include derivative instruments such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument and written options contracts which are shown at value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2008, The Bank of New York Mellon earned $35,528 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,921,172, accumulated capital losses $173,924,909 and unrealized depreciation $45,672,254. In addition, the fund had $10,708,456 of capital losses realized after October 31, 2008 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $50,319,693 of the carryover expires in fiscal 2009, $103,833,733 expires in fiscal 2010 and $19,771,483 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2008 and December 31, 2007 were as follows: ordinary income $2,053,150 and $1,975,136, respectively.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $10,356 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended December 31, 2008 was approximately $15,500, with a related weighted average annualized interest rate of 2.44% .

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2008, Service shares were charged $17,789 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares’ average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended December 31, 2008, Initial shares were charged $15,416 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2008, the fund was charged $1,173 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2008, the fund was charged $150 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2008, the fund was charged $31,887 pursuant to the custody agreement.

During the period ended December 31, 2008, the fund was charged $5,403 for services performed by the Chief Compliance Officer.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $116,918, Rule 12b-1 distribution plan fees $1,028, shareholder services plan fees $8,041, custodian fees $9,911, chief compliance officer fees $1,197 and transfer agency per account fees $190.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2008, amounted to $85,865,146 and $127,234,886, respectively.

At December 31, 2008, the cost of investments for federal income tax purposes was $245,529,266; accordingly, accumulated net unrealized depreciation on investments was $45,672,254, consisting of $5,860,469 gross unrealized appreciation and $51,532,723 gross unrealized depreciation.

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008.At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and oth-ers.We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2008 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Directors of the fund held on July 16-17, 2008, the Board considered the re-approval of the fund’s Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Board members noted that the fund’s shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Manager’s representatives noted the diversity of distribution of the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds and a broader group of funds that were selected by Lipper and are not required to use one or more social screens when choosing securities for the funds’ portfolios (“Expense Group I” and “Expense Universe I,” respectively) and with a group of funds and a broader group of funds that were selected by Lipper and use one or more social screens when choosing securities for the funds’ portfolios (“Expense Group II” and “Expense Universe II,” respectively). The fund’s portfolio managers use social screens when choosing securities for the fund’s portfolio, as described in the fund’s prospectus. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance.

The Board reviewed the results of the comparisons for each Expense Group and Expense Universe.The Board reviewed the range of management fees and expense ratios of the funds in each Expense Group and Expense Universe, and noted that the expense ratio of the fund’s Initial shares (which are not subject to a Rule 12b-1 plan) ranked in the third quartile of Expense Group I, in the second quartile of Expense Group II and Expense Universe I and in the first quartile of Expense Universe II.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and comparisons of performance to two groups of funds composed of the same funds included in Expense Group I and Expense Group II (“Performance Group I” and “Performance Group II,” respectively) and to two corresponding broader groups of funds (“Performance Universe I” and “Performance Universe II,” respectively).The Manager also provided a comparison of the fund’s calendar year total returns to the returns of its benchmark index. The Board noted that the performance of the fund’s Initial shares was below the medians of Performance Group I and Performance Universe I for the reported periods ended May 31, 2008. The Board also noted that the performance of the fund’s Initial shares was at or below the medians of Performance Group II and Performance Universe II for each reported period.

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with substantially similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including any soft dollar arrangements with respect to trading the fund’s portfolio.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager were adequate and appropriate.
  The Board was satisfied with the fund’s overall performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that mater- ial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 33

For More Information

The Dreyfus Socially Responsible Growth Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Printed on recycled paper.
50% post-consumer.
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© 2009 MBSC Securities Corporation

0111AR1208

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,900 in 2007 and $28,737 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $14,778 in 2007 and $15,226 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,311 in 2007 and $3,090 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $129 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,889,332 in 2007 and $12,561,320 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	February 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	February 17, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	February 17, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)